
<ARTICLE>  9
<LEGEND>
     This schedule contains summary information extracted from the Form 10-Q and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<CIK>                         0001108134
<NAME>                        Berkshire Hills Bancorp, Inc.
<MULTIPLIER>                                   1
<CURRENCY>                                     U.S. Dollars

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000
<EXCHANGE-RATE>                                1
<CASH>                                         0
<INT-BEARING-DEPOSITS>                         0
<FED-FUNDS-SOLD>                               0
<TRADING-ASSETS>                               0
<INVESTMENTS-HELD-FOR-SALE>                    0
<INVESTMENTS-CARRYING>                         0
<INVESTMENTS-MARKET>                           0
<LOANS>                                        0
<ALLOWANCE>                                    0
<TOTAL-ASSETS>                                 0
<DEPOSITS>                                     0
<SHORT-TERM>                                   0
<LIABILITIES-OTHER>                            0
<LONG-TERM>                                    0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     0
<TOTAL-LIABILITIES-AND-EQUITY>                 0
<INTEREST-LOAN>                                0
<INTEREST-INVEST>                              0
<INTEREST-OTHER>                               0
<INTEREST-TOTAL>                               0
<INTEREST-DEPOSIT>                             0
<INTEREST-EXPENSE>                             0
<INTEREST-INCOME-NET>                          0
<LOAN-LOSSES>                                  0
<SECURITIES-GAINS>                             0
<EXPENSE-OTHER>                                0
<INCOME-PRETAX>                                0
<INCOME-PRE-EXTRAORDINARY>                     0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   0
<EPS-BASIC>                                    0
<EPS-DILUTED>                                  0
<YIELD-ACTUAL>                                 0
<LOANS-NON>                                    0
<LOANS-PAST>                                   0
<LOANS-TROUBLED>                               0
<LOANS-PROBLEM>                                0
<ALLOWANCE-OPEN>                               0
<CHARGE-OFFS>                                  0
<RECOVERIES>                                   0
<ALLOWANCE-CLOSE>                              0
<ALLOWANCE-DOMESTIC>                           0
<ALLOWANCE-FOREIGN>                            0
<ALLOWANCE-UNALLOCATED>                        0

<F1>
Berkshire Hills Bancorp, Inc. is a recently formed holding comapny formed for the purpose of acquiring all of the commmon stock of Berkshire Bank concurrent with the conversion of Berkshire Bancorp, the mutual holding company of the Bank, from the mutual to the stock form of organization. At March 31, 2000, Berkshire Hills Bancorp, Inc. was a shell corporation with no business activities and no assets.

